UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

CEREBAIN BIOTECH CORP.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

CEREBAIN BIOTECH CORP.

600 Anton Blvd., Suite 1100

Costa Mesa, CA 92626

(714) 371-4109

To the Holders of Common Stock of Cerebain Biotech Corp.:

This Information Statement is first being mailed on or about April 22, 2019 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Cerebain Biotech Corp., a Nevada corporation (the “Company”), as of the close of business on April 4, 2019 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the majority stockholders holding 52.06% of the voting equity (the “Majority Stockholder”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions was authorized by written consent of the holders of a majority of our outstanding voting stock:

●

approval of increasing the number of shares of Common Stock the Company is authorized to issue from 249,000,000 to 1,250,000,000 as provided for herein (the “Increase in Authorized Shares” or the “Action”).

The enclosed information statement contains information pertaining to the Action acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at http://www.cerebain.com.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the Actions described herein. This Information Statement is being furnished to you solely for the purpose of informing shareholders of the Actions described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to the Nevada Revised Statutes.

By Order of the Board of Directors

April 22, 2019	/s/ Eric Clemons
Eric Clemons
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF CEREBAIN BIOTECH CORP.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

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CEREBAIN BIOTECH CORP.

600 Anton Blvd., Suite 1100

Costa Mesa, CA 92626

(714) 371-4109

INFORMATION STATEMENT

(Definitive)

April 22, 2019

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of April 4, 2019 (the “Record Date”) of common stock, par value $0.001 per share (the “Common Stock”), of Cerebain Biotech Corp., a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify the holders of our Common Stock of the following:

On April 4, 2019, the Company received a written consent in lieu of a meeting in accordance with the Nevada Revised Statutes by the holders of 52.06% of the voting power of the Common Stock authorizing the following action:

●

approval of increasing the number of shares of Common Stock the Company is authorized to issue from 249,000,000 to 1,250,000,000 as provided for herein (the “Increase in Authorized Shares” or the “Action”).

Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock and Preferred Stock on or about April 22, 2019.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholder, the number of shares of Common Stock and Series A Preferred Stock held by the Majority Stockholder, the total number of votes that the Majority Stockholder voted in favor of the Actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Actions
Eric Clemons	1,217,122	26	50,001,157	50,001,157	26.65%
Wes Tate	782,230	25	47,689,956	47,689,956	25.42%
TOTAL	1,999,352	51	97,691,113	97,691,113	52.06%

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ACTION: INCREASE IN AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

This Information Statement contains a brief summary of the material aspects of the Action approved by the Majority Stockholder.

The Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about May 10, 2019.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES

The Majority Stockholder, on April 4, 2019, authorized the increase of the Company’s shares of authorized Common Stock from 249,000,000 to 1,250,000,000.

The Majority Stockholder believes that it is advisable and in the best interests of the Company and its shareholders to effect the Increase in Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Attached as Exhibit A and incorporated herein by reference is the text of the Certificate of Amendment to Certificate of Incorporation (the “Amended Certificate”) as approved by the Majority Stockholder. The Increase in Authorized Shares will be effected by filing the Amended Certificate with the Secretary of State of Nevada, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares upon filing of the Amended Certificate:

	Pre- Increase	Post- Increase
Common Shares
Issued and Outstanding	91,943,096	91,943,096
Authorized	249,000,000	1,250,000,000

Potential Anti-takeover effects of the increase in authorized shares.

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

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Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes in connection with the proposed amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares.

Actions to be taken.

This Information Statement contains a brief summary of the material aspects of the Action approved by the Majority Stockholder.

The Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about May 10, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 5, 2019, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 91,943,096 shares of Common Stock outstanding as of April 5, 2019. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of April 5, 2019.

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Name and Address(2)	Number of Shares of Common Stock held	Percent of Shares of Common Stock held(1)	Number of Shares of Series A Preferred held(6)	Number of Votes of Series A Preferred Held	Percent of Shares of Series A Preferred held	Amount of Beneficial Ownership
Eric Clemons(3) (4)	1,439,122	1.55%	26	48,784,035	51%	50,223,157
Wesley Tate(3) (5)	914,203	0.99%	25	46,907,726	49%	47,821,956
All Officers and Directors as a Group (2 Persons)	2,016,825	2.18%	51	95,691,788	100%	98,045,113

_____________

(1)

Based on 91,943,096 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Unless otherwise noted, the address of each beneficial owner is c/o Cerebain Operating, Inc., 600 Anton Blvd., Suite 1100, Costa Mesa, CA 92626.

(3)	Indicates an officer and/or director of the Company.

(4)

Includes 1,217,122 shares of common stock and options to purchase (i) 100,000 shares of common stock, at an exercise price of $5.00 per share, (ii) 80,000 shares of common stock, at an exercise price of $1.20 per share, and (iii) 42,000 shares of common stock, at an exercise price of $0.75 per share.

(5)

Includes 782,203 shares of common stock and options to purchase (i) 50,000 shares of common stock, at an exercise price of $5.00 per share, (ii) 40,000 shares of common stock, at an exercise price of $1.20 per share, and (iii) 42,000 shares of common stock, at an exercise price of $0.75 per share.

(6)

One (1) share of the Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding common stock and preferred stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding common stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series A Preferred Stock shall be equal to 102,036 (e.g., ((0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036). With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of common stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Company’s Articles of Incorporation or by-laws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Cerebain Biotech Corp., 600 Anton Blvd., Suite 1100, Costa Mesa, CA 92626.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Shareholder Approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

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ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Cerebain Biotech Corp., 600 Anton Blvd., Suite 1100, Costa Mesa, CA 92626. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

April 22, 2019	/s/ Eric Clemons
Eric Clemons
Chief Executive Officer

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Exhibit A

FORM OF CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF CEREBAIN BIOTECH CORP.

It is hereby certified that:

1.	The name of the corporation is Cerebain Biotech Corp. (the “Corporation”). The name under which it was originally formed is “DISCOUNT DENTAL MATERIALS, INC.”.

2.

The certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on December 18, 2007 under the name Discount Dental Materials, Inc. (such certificate of incorporation, as amended or restated and in effect thereafter, the “Certificate of Incorporation”).

3.	The Certificate of Amendment amends Article III, Section (a) of the Certificate of Incorporation to increase the number of authorized shares that the Corporation is authorized to issue.

4.	To effect the foregoing: Article III, Capital Stock, Section (a) of the Certificate of Incorporation, is amended to read in its entirety as follows:

	(a).	The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	1,250,000,000	$.001
Preferred	1,000,000	$.001

5.	The certificate of amendment was authorized by the vote of the Board of Directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, we have subscribed this document on this ___th day of _________ 2019 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

/s/ Eric Clemons
Eric Clemons
Chief Executive Officer

[CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF CEREBAIN BIOTECH CORP.]

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